Net finance costs	12 Months Ended
Dec. 31, 2025
Net finance costs
Net finance costs

8.Net finance costs

Net finance costs comprise finance expense and finance income. Finance income includes income on cash and cash equivalents and income on other financial assets. Finance expense includes interest costs in relation to financial liabilities including interest on bonds and lease liabilities, which represents the unwind of the discount rate applied to lease liabilities. Borrowing costs are recognised based on the effective interest method.

Net finance costs

	2025 £m	2024 £m	2023 £m
Interest income on financial assets at amortised cost:
Cash and cash equivalents	57	65	25
Net gain on financial assets measured at fair value through profit or loss	21	17	7
Net gains and losses arising from:
Financial instruments mandatorily measured at fair value through profit or loss	–	–	(109)
Retranslation of loans and bonds	–	–	111
Total finance income	78	82	34
Interest expense arising on:
Financial liabilities at amortised cost	(340)	(389)	(409)
Reclassification of hedges from other comprehensive income	22	22	23
Net gains and losses arising from:
Financial instruments mandatorily measured at fair value through profit or loss	(50)	11	–
Retranslation of loans and bonds	50	(13)	–
Finance expense arising on lease liabilities	(7)	(5)	(5)
Other finance expense	(15)	(10)	(11)
Total finance expense	(340)	(384)	(402)
Net finance costs	(262)	(302)	(368)